Exhibit 99.1

Media Contact:	Investor Contact:
Todd Evans	Joanne Keates
Media Relations	Director, Investor Relations
(714) 445-3066	(714) 444-8551
todd.evans@mscsoftware.com	joanne.keates@mscsoftware.com

MSC.SOFTWARE REPORTS SECOND QUARTER RESULTS

Discontinuation of Systems Business Refocuses Company on Core Software and Service Product Offerings

SANTA ANA, Calif. — July 23, 2003 — MSC.Software Corp. (NYSE: MNS), the leading global provider of virtual product development (VPD) products including simulation software and services, today announced financial results for the second quarter ended June 30, 2003.

Second Quarter Highlights:

•      Reported revenue including discontinued operations was $80.3 million and reported net loss was $27.8 million or ($0.93) per diluted share

•      Pro forma revenue from continuing operations was $60.4 million

•      Pro forma net income from continuing operations, before restructuring and other charges, was $156,000 or $0.01 per diluted share

•      Exited the systems business as a hardware reseller and intensified focus on core software and service products

•      Entered into licensing agreement with EDS and completed settlement with the Federal Trade Commission

For the second quarter ended June 30, 2003, reported revenue including discontinued operations was $80.3 million, compared to $95.1 million for the second quarter of 2002. The reported net loss was $27.8 million or ($0.93) per diluted share, compared to a reported net loss of $6.1 million or ($0.21) per diluted share in the second quarter of 2002. During the second quarter of 2003, the Company recorded restructuring and other impairment charges of $25.4 million, and refinancing charges included in Other Expense of $6.1 million. During the second quarter of 2002, the Company recorded restructuring and other impairment charges of $7.8 million, and a write-off associated with the acquired in-process R&D of $2.4 million.

Second Quarter Earnings Release

For the second quarter ended June 30, 2003, pro forma revenue from continuing operations was $60.4 million, compared to $68.1 million from continuing operations for the second quarter of 2002. Before restructuring and other charges, pro forma net income from continuing operations was $156,000 or $0.01 per diluted share, compared to pro forma net income from continuing operations of $183,000 or $0.01 per diluted share in the second quarter 2002.

For the six months ended June 30, 2003, reported revenue including discontinued operations was $165.4 million, compared to $161.6 million for the first six months of 2002. The reported net loss was $26.7 million or ($0.89) per diluted share, compared to a reported net loss of $47.8 million or ($1.63) per diluted share in the first six months of 2002. During the first six months of 2003, the Company recorded restructuring and other impairment charges of $25.4 million, and refinancing charges included in Other Expense of $6.1 million. During the first six months of 2002, the Company recorded restructuring and other impairment charges of $7.8 million, a write-off associated with the acquired in-process R&D of $2.4 million and a change in accounting principle of $39.3 million.

For the six months ended June 30, 2003, pro forma revenue from continuing operations was $121.8 million, compared to $114.1 million from continuing operations for the first six months of 2002. For the first six months of 2003, pro forma net income from continuing operations, before restructuring and other charges, was $1.9 million or $0.06 per diluted share, compared to a pro forma net loss from continuing operations, before restructuring and other charges, of $3.0 million or ($0.10) per diluted for the first six months of 2002.

The pro forma results discussed herein are a supplement to financial statements based on generally accepted accounting principles (“GAAP”).  These pro forma results include adjustments for the hardware reselling business, referred to as our systems segment, that we exited in June 2003, restructuring and other impairment charges, acquired in-process R&D, debt prepayment costs and a cumulative change in accounting.  While MSC.Software decided to exit the systems business on June 30, 2003, the systems business is not yet considered discontinued under GAAP. However, the term “discontinued” used herein refers to our systems segment and the term “continuing” refers to our software and services segments. MSC.Software uses pro forma information to evaluate its on-going operating performance and believes this presentation provides investors with additional insight into its underlying operating results and business trends.  A reconciliation between the pro forma and GAAP results is included in the accompanying financial data.

“Although our services business increased by 6% in the second quarter this year versus the second quarter last year, a challenging economy resulted in a decrease in software revenue which caused a decrease in overall revenue from continuing operations. However, recurring revenue derived from annual software leases and maintenance contracts continues to be strong and represented more than 50% of revenue in the quarter. We expect that revenue from continuing operations will stabilize as we focus all of our resources on our software and services product offerings,” said Frank Perna, CEO and Chairman of MSC.Software.

“As we discussed in our news release on July 7, the discontinuation of the hardware reselling business allows us to intensify our focus and resources on MSC.Software’s core competence:  Simulation software and services.  We are committed to growing these core businesses and improving margins and positive returns for MSC.Software shareholders.  I am confident that our renewed focus throughout the organization will enhance our ability to provide new levels of customer satisfaction, improved margins, and growth,” continued Perna.

“With the FTC issue behind us, we focus our attention on providing current and new customers the broadest line of Virtual Product Development products in the industry. In addition, during the quarter we completed a convertible note offering which allowed us to replace short-term, high interest debt with longer-term, low interest debt that dramatically strengthens our balance sheet.  These two actions are very positive and have increased management confidence on the execution of our VPD growth strategy.

“A continued strong product release schedule during the second quarter was evidenced by the announcements of MSC.Nastran V2004 and MSC.ADAMS V2003.  We are also seeing continued strength in the adoption of our VPD Campus License System and signed contracts with companies like LTV Copperweld, Clorox and Volvo confirm that we are on a very exciting penetration path.  A good plan and a solid team provide an optimistic long-term environment for MSC.Software.  We will continue to weather the current difficult economic times around the world and are confident that when the economy turns more positive we are well positioned for double-digit growth,” Perna concluded.

Americas

Pro forma software and service revenue in the Americas was $20.8 million, compared to $25.9 million the second quarter last year. The total number of new accounts increased by 108 customers, and 25 software and services transactions greater than $100,000 were inked in the second quarter.  Major software and service contracts were signed with Raytheon, GE and B.F. Goodrich Aerospace.

Europe

MSC.Software’s European pro forma software and service revenue was $20.5 million, compared to $20.6 million in the second quarter last year. The total number of new accounts increased by 23 names. During the second quarter, 18 software and services transactions over $100,000 were signed in Europe.  In the quarter, key software and service contracts were signed with PSA Peugeot-Citroen, Israel Aircraft, Volvo and Audi.

Asia-Pacific

In the second quarter, Asia-Pacific pro forma software and service revenue was $19.0 million compared to $21.6 million in the second quarter last year. The region added 25 new account names in the quarter, and 41 software and services transactions over $100,000 were signed. Major contracts were completed with Hyundai, Mitsubishi, Shanghai Aircraft, GKN and Canon.

Outlook

Based on current visibility, the Company expects third quarter revenue from continuing operations to be in the range of $60 million to $64 million and earnings to be in the range of $0.03 to $0.05 per diluted share. In addition, based on current visibility, the Company expects revenue from continuing operations for the fourth quarter to be in the range of $65 million to $70 million and earnings to be in the range of $0.06 to $0.10 per diluted share. Based on current visibility, the Company expects revenue from continuing operations for FY

2004 to be in the range of $260 million to $280 million and earnings to be in the range of $0.35 to $0.45 per diluted share.

Conference Call

MSC.Software’s conference call to discuss the second quarter results will be Webcast live today at 8:30 a.m. Pacific (11:30 am Eastern) and can be accessed from the Company’s website at http://www.mscsoftware.com/ir. It can also be accessed through the following dial-in numbers: US – (800) 374-0151 or Intl. – (706) 634-4981.  An archived version of the conference call will be available at the Company’s website. The conference call replay will also be available one hour after the completion of the conference call at:  US – (800) 642-1687 or Intl. – (706) 645-9291 using the conference ID code: 1572029.

About MSC.Software Corporation

MSC.Software (NYSE: MNS) is the leading global provider of virtual product development (VPD) products including simulation software and services that help companies make money, save time and reduce costs associated with designing and testing manufactured products.  MSC.Software works with thousands of companies in hundreds of industries to develop better products faster by utilizing information technology, software and services.  MSC.Software employs more than 1400 people in 23 countries.  For additional information about MSC.Software’s products and services, please visit www.mscsoftware.com.

Except for the historical information contained herein, certain matters discussed in this news release constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. Such statements are based on management’s current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. Other factors which could cause such results to differ materially from those described in the forward-looking statements include delays in developing, completing, or shipping new or enhanced products, the ability to assimilate acquisitions into MSC’s operations, foreign currency translations, and other risks and uncertainties that are detailed in the Company’s annual report on Form 10-K and other reports filed by the Company with the Securities and Exchange Commission.

(Financial Tables Follow)

MSC.SOFTWARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in Thousands, Except Per Share Amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
	(Unaudited)		(Unaudited)

REVENUE:
Software	$35,962	$45,109	$72,859	$77,383
Services	24,435	22,970	48,916	36,668
Systems	19,911	27,037	43,602	47,505

Total Revenue	80,308	95,116	165,377	161,556

COST OF REVENUE:
Software	5,378	6,066	9,099	11,542
Services	13,592	15,033	26,973	24,331
Systems	19,145	21,432	41,260	36,927

Total Cost of Revenue	38,115	42,531	77,332	72,800

GROSS PROFIT	42,193	52,585	88,045	88,756

OPERATING EXPENSE:
Research and Development	7,049	6,712	14,569	12,672
Selling, General and Administrative	33,577	42,317	66,171	75,330
Restructuring and Other Impairment Charges	25,375	7,799	25,375	7,799
Write-Off of Acquired In-Process R&D	—	2,380	—	2,380
Amortization of Intangibles	1,913	1,685	3,814	2,746

Total Operating Expense	67,914	60,893	109,929	100,927

OPERATING LOSS	(25,721)	(8,308)	(21,884)	(12,171)

OTHER EXPENSE (INCOME)
Interest Expense	1,560	1,617	3,677	2,346
Other Expense (Income), Net	6,187	(788)	6,162	(1,476)

Total Other Expense, Net	7,747	829	9,839	870

LOSS BEFORE BENEFIT FOR INCOME TAXES	(33,468)	(9,137)	(31,723)	(13,041)

Benefit for Income Taxes	(5,672)	(3,010)	(5,061)	(4,533)

LOSS BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	(27,796)	(6,127)	(26,662)	(8,508)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	—	—	—	(39,300)

NET LOSS	$(27,796)	$(6,127)	$(26,662)	$(47,808)

BASIC AND DILUTED LOSS PER SHARE	$(0.93)	$(0.21)	$(0.89)	$(1.63)

Basic and Diluted Weighted-Average Shares Outstanding	29,968	29,513	29,898	29,254

PRO FORMA RESULTS
(EXCLUDING SYSTEMS OPERATIONS, RESTRUCTURING AND OTHER IMPAIRMENT CHARGES, WRITE-OFF
OF ACQUIRED IN-PROCESS R&D, DEBT PREPAYMENT COSTS AND CUMULATIVE CHANGE)

OPERATING INCOME (LOSS)	$1,795	$937	$6,602	$(4,371)

NET INCOME (LOSS)	$156	$183	$1,942	$(3,045)

BASIC EARNINGS (LOSS) PER SHARE	$0.01	$0.01	$0.06	$(0.10)

DILUTED EARNINGS (LOSS) PER SHARE	$0.01	$0.01	$0.06	$(0.10)

See Discussion of Pro Forma Information in the Narrative Portion of this Press Release

MSC.SOFTWARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

PRO FORMA - SYSTEMS AS A DISCONTINUED OPERATION

(Amounts in Thousands, Except Per Share Amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
	(Unaudited)		(Unaudited)

REVENUE:
Software	$35,962	$45,109	$72,859	$77,383
Services	24,435	22,970	48,916	36,668

Total Revenue	60,397	68,079	121,775	114,051

COST OF REVENUE:
Software	5,378	6,066	9,099	11,542
Services	13,592	15,033	26,973	24,331

Total Cost of Revenue	18,970	21,099	36,072	35,873

GROSS PROFIT	41,427	46,980	85,703	78,178

OPERATING EXPENSE:
Research and Development	6,797	6,200	14,045	11,538
Selling, General and Administrative	30,922	38,158	61,242	68,265
Restructuring and Other Impairment Charges	5,013	7,799	5,013	7,799
Write-Off of Acquired In-Process R&D	—	2,380	—	2,380
Amortization of Intangibles	1,913	1,685	3,814	2,746

Total Operating Expense	44,645	56,222	84,114	92,728

OPERATING INCOME (LOSS)	(3,218)	(9,242)	1,589	(14,550)

OTHER EXPENSE (INCOME)
Interest Expense	1,440	1,452	3,392	2,017
Other Expense (Income), Net	6,187	(788)	6,162	(1,476)

Total Other Expense, Net	7,627	664	9,554	541

LOSS FROM CONTINUING OPERATIONS BEFORE BENEFIT FOR INCOME TAXES	(10,845)	(9,906)	(7,965)	(15,091)

Benefit for Income Taxes	(4,070)	(3,302)	(3,028)	(5,312)

LOSS FROM CONTINUING OPERATIONS	(6,775)	(6,604)	(4,937)	(9,779)

DISCONTINUED OPERATIONS
Income (Loss) from Discontinued Operations, Net of Tax	(1,835)	477	(2,539)	1,271
Loss from Disposal of Discontinued Operations, Net of Tax	(19,186)	—	(19,186)	—

TOTAL INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(21,021)	477	(21,725)	1,271

LOSS BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	(27,796)	(6,127)	(26,662)	(8,508)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	—	—	—	(39,300)

NET LOSS	$(27,796)	$(6,127)	$(26,662)	$(47,808)

BASIC AND DILUTED LOSS PER SHARE FROM CONTINUING OPERATIONS	$(0.23)	$(0.22)	$(0.17)	$(0.33)

BASIC EARNINGS (LOSS) PER SHARE FROM DISCONTINUED OPERATIONS	$(0.70)	$0.02	$(0.73)	$0.04

DILUTED EARNINGS (LOSS) PER SHARE FROM DISCONTINUED OPERATIONS	$(0.70)	$0.02	$(0.73)	$0.04

BASIC AND DILUTED LOSS PER SHARE FROM CUMULATIVE CHANGE	$0.00	$0.00	$0.00	$(1.34)

BASIC AND DILUTED LOSS PER SHARE	$(0.93)	$(0.21)	$(0.89)	$(1.63)

Basic Weighted-Average Shares Outstanding	29,968	29,513	29,898	29,254

Diluted Weighted-Average Shares Outstanding (Discontinued Operations)	29,968	30,850	29,898	31,149

See Discussion of Pro Forma Information in the Narrative Portion of this Press Release

MSC.SOFTWARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS SUPPLEMENT

(Amounts in Thousands, Except Per Share Amounts)

	Three Months Ended June 30, 2003
	As Reported	Adjustments	As if Systems was a Discontinued Operation	Adjustments	Pro Forma

REVENUE:
Software	$35,962	$—	$35,962	$—	$35,962
Services	24,435	—	24,435	—	24,435
Systems	19,911	(19,911)	—	—	—

Total Revenue	80,308	(19,911)	60,397	—	60,397

COST OF REVENUE:
Software	5,378	—	5,378	—	5,378
Services	13,592	—	13,592	—	13,592
Systems	19,145	(19,145)	—	—	—

Total Cost of Revenue	38,115	(19,145)	18,970	—	18,970

GROSS PROFIT	42,193	(766)	41,427	—	41,427

OPERATING EXPENSE:
Research and Development	7,049	(252)	6,797	—	6,797
Selling, General and Administrative	33,577	(2,655)	30,922	—	30,922
Restructuring and Other Impairment Charges	25,375	(20,362)	5,013	(5,013)	—
Amortization of Intangibles	1,913	—	1,913	—	1,913

Total Operating Expense	67,914	(23,269)	44,645	(5,013)	39,632

OPERATING INCOME (LOSS)	(25,721)	22,503	(3,218)	5,013	1,795

OTHER EXPENSE (INCOME)
Interest Expense	1,560	(120)	1,440	—	1,440
Other Expense (Income), Net	6,187	—	6,187	(6,084)	103

Total Other Expense (Income), Net	7,747	(120)	7,627	(6,084)	1,543

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(33,468)	22,623	(10,845)	11,097	252

Provision (Benefit) for Income Taxes	(5,672)	1,602	(4,070)	4,166	96

INCOME (LOSS) FROM CONTINUING OPERATIONS	(27,796)	21,021	(6,775)	6,931	156

DISCONTINUED OPERATIONS
Loss from Discontinued Operations, Net of Tax	—	(1,835)	(1,835)	1,835	—
Loss from Disposal of Discontinued Operations, Net of Tax	—	(19,186)	(19,186)	19,186	—

TOTAL LOSS FROM DISCONTINUED OPERATIONS	—	(21,021)	(21,021)	21,021	—

NET INCOME (LOSS)	$(27,796)	$—	$(27,796)	$27,952	$156

BASIC EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS	$(0.93)		$(0.23)		$0.01

DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS	$(0.93)		$(0.23)		$0.01

BASIC AND DILUTED LOSS PER SHARE FROM DISCONTINUED OPERATIONS	$0.00		$(0.70)		$0.00

BASIC EARNINGS (LOSS) PER SHARE	$(0.93)		$(0.93)		$0.01

DILUTED EARNINGS (LOSS) PER SHARE	$(0.93)		$(0.93)		$0.01

Basic Weighted-Average Shares Outstanding	29,968		29,968		29,968

Diluted Weighted-Average Shares Outstanding	29,968		29,968		30,424

See Discussion of Pro Forma Information in the Narrative Portion of this Press Release

MSC.SOFTWARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS SUPPLEMENT

(Amounts in Thousands, Except Per Share Amounts)

	Six Months Ended June 30, 2003
	As Reported	Adjustments	As if Systems was a Discontinued Operation	Adjustments	Pro Forma

REVENUE:
Software	$72,859	$—	$72,859	$—	$72,859
Services	48,916	—	48,916	—	48,916
Systems	43,602	(43,602)	—	—	—

Total Revenue	165,377	(43,602)	121,775	—	121,775

COST OF REVENUE:
Software	9,099	—	9,099	—	9,099
Services	26,973	—	26,973	—	26,973
Systems	41,260	(41,260)	—	—	—

Total Cost of Revenue	77,332	(41,260)	36,072	—	36,072

GROSS PROFIT	88,045	(2,342)	85,703	—	85,703

OPERATING EXPENSE:
Research and Development	14,569	(524)	14,045	—	14,045
Selling, General and Administrative	66,171	(4,929)	61,242	—	61,242
Restructuring and Other Impairment Charges	25,375	(20,362)	5,013	(5,013)	—
Write-Off of Acquired In-Process R&D	—	—	—	—	—
Amortization of Intangibles	3,814	—	3,814	—	3,814

Total Operating Expense	109,929	(25,815)	84,114	(5,013)	79,101

OPERATING INCOME (LOSS)	(21,884)	23,473	1,589	5,013	6,602

OTHER EXPENSE (INCOME)
Interest Expense	3,677	(285)	3,392	—	3,392
Other Expense (Income), Net	6,162	—	6,162	(6,084)	78

Total Other Expense (Income), Net	9,839	(285)	9,554	(6,084)	3,470

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(31,723)	23,758	(7,965)	11,097	3,132

Provision (Benefit) for Income Taxes	(5,061)	2,033	(3,028)	4,218	1,190

INCOME (LOSS) FROM CONTINUING OPERATIONS	(26,662)	21,725	(4,937)	6,879	1,942

DISCONTINUED OPERATIONS
Loss from Discontinued Operations, Net of Tax	—	(2,539)	(2,539)	2,539	—
Loss from Disposal of Discontinued Operations, Net of Tax	—	(19,186)	(19,186)	19,186	—

TOTAL LOSS FROM DISCONTINUED OPERATIONS	—	(21,725)	(21,725)	21,725	—

NET INCOME (LOSS)	$(26,662)	$—	$(26,662)	$28,604	$1,942

BASIC EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS	$(0.89)		$(0.17)		$0.06

DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS	$(0.89)		$(0.17)		$0.06

BASIC AND DILUTED LOSS PER SHARE FROM DISCONTINUED OPERATIONS	$0.00		$(0.73)		$0.00

BASIC EARNINGS (LOSS) PER SHARE	$(0.89)		$(0.89)		$0.06

DILUTED EARNINGS (LOSS) PER SHARE	$(0.89)		$(0.89)		$0.06

Basic Weighted-Average Shares Outstanding	29,898		29,898		29,898

Diluted Weighted-Average Shares Outstanding	29,898		29,898		30,423

See Discussion of Pro Forma Information in the Narrative Portion of this Press Release

MSC.SOFTWARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS SUPPLEMENT

(Amounts in Thousands, Except Per Share Amounts)

	Three Months Ended June 30, 2002
	As Reported	Adjustments	As if Systems was a Discontinued Operation	Adjustments	Pro Forma

REVENUE:
Software	$45,109	$—	$45,109	$—	$45,109
Services	22,970	—	22,970	—	22,970
Systems	27,037	(27,037)	—	—	—

Total Revenue	95,116	(27,037)	68,079	—	68,079

COST OF REVENUE:
Software	6,066	—	6,066	—	6,066
Services	15,033	—	15,033	—	15,033
Systems	21,432	(21,432)	—	—	—

Total Cost of Revenue	42,531	(21,432)	21,099	—	21,099

GROSS PROFIT	52,585	(5,605)	46,980	—	46,980

OPERATING EXPENSE:
Research and Development	6,712	(512)	6,200	—	6,200
Selling, General and Administrative	42,317	(4,159)	38,158	—	38,158
Restructuring and Other Impairment Charges	7,799	—	7,799	(7,799)	—
Write-Off of Acquired In-Process R&D	2,380	—	2,380	(2,380)	—
Amortization of Intangibles	1,685	—	1,685	—	1,685

Total Operating Expense	60,893	(4,671)	56,222	(10,179)	46,043

OPERATING INCOME (LOSS)	(8,308)	(934)	(9,242)	10,179	937

OTHER EXPENSE (INCOME)
Interest Expense	1,617	(165)	1,452	—	1,452
Other Expense (Income), Net	(788)	—	(788)	—	(788)

Total Other Expense (Income), Net	829	(165)	664	—	664

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(9,137)	(769)	(9,906)	10,179	273

Provision (Benefit) for Income Taxes	(3,010)	(292)	(3,302)	3,392	90

INCOME (LOSS) FROM CONTINUING OPERATIONS	(6,127)	(477)	(6,604)	6,787	183

DISCONTINUED OPERATIONS
Income from Discontinued Operations, Net of Tax	—	477	477	(477)	—
Loss from Disposal of Discontinued Operations, Net of Tax	—	—	—	—	—

TOTAL INCOME FROM DISCONTINUED OPERATIONS	—	477	477	(477)	—

NET INCOME (LOSS)	$(6,127)	$—	$(6,127)	$6,310	$183

BASIC EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS	$(0.21)		$(0.22)		$0.01

DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS	$(0.21)		$(0.22)		$0.01

BASIC EARNINGS PER SHARE FROM DISCONTINUED OPERATIONS	$0.00		$0.02		$0.00

DILUTED EARNINGS PER SHARE FROM DISCONTINUED OPERATIONS	$0.00		$0.02		$0.00

BASIC EARNINGS (LOSS) PER SHARE	$(0.21)		$(0.21)		$0.01

DILUTED EARNINGS (LOSS) PER SHARE	$(0.21)		$(0.21)		$0.01

Basic Weighted-Average Shares Outstanding	29,513		29,513		29,513

Diluted Weighted-Average Shares Outstanding	29,513		30,850		30,850

See Discussion of Pro Forma Information in the Narrative Portion of this Press Release

MSC.SOFTWARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS SUPPLEMENT

(Amounts in Thousands, Except Per Share Amounts)

	Six Months Ended June 30, 2002
	As Reported	Adjustments	As if Systems was a Discontinued Operation	Adjustments	Pro Forma

REVENUE:
Software	$77,383	$—	$77,383	$—	$77,383
Services	36,668	—	36,668	—	36,668
Systems	47,505	(47,505)	—	—	—

Total Revenue	161,556	(47,505)	114,051	—	114,051

COST OF REVENUE:
Software	11,542	—	11,542	—	11,542
Services	24,331	—	24,331	—	24,331
Systems	36,927	(36,927)	—	—	—

Total Cost of Revenue	72,800	(36,927)	35,873	—	35,873

GROSS PROFIT	88,756	(10,578)	78,178	—	78,178

OPERATING EXPENSE:
Research and Development	12,672	(1,134)	11,538	—	11,538
Selling, General and Administrative	75,330	(7,065)	68,265	—	68,265
Restructuring and Other Impairment Charges	7,799	—	7,799	(7,799)	—
Write-Off of Acquired In-Process R&D	2,380	—	2,380	(2,380)	—
Amortization of Intangibles	2,746	—	2,746	—	2,746

Total Operating Expense	100,927	(8,199)	92,728	(10,179)	82,549

OPERATING INCOME (LOSS)	(12,171)	(2,379)	(14,550)	10,179	(4,371)

OTHER EXPENSE (INCOME)
Interest Expense	2,346	(329)	2,017	—	2,017
Other Expense (Income), Net	(1,476)	—	(1,476)	—	(1,476)

Total Other Expense (Income), Net	870	(329)	541	—	541

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(13,041)	(2,050)	(15,091)	10,179	(4,912)

Provision (Benefit) for Income Taxes	(4,533)	(779)	(5,312)	3,445	(1,867)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(8,508)	(1,271)	(9,779)	6,734	(3,045)

DISCONTINUED OPERATIONS
Income from Discontinued Operations, Net of Tax	—	1,271	1,271	(1,271)	—
Loss from Disposal of Discontinued Operations, Net of Tax	—	—	—	—	—

TOTAL INCOME FROM DISCONTINUED OPERATIONS	—	1,271	1,271	(1,271)	—

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	(8,508)	—	(8,508)	5,463	(3,045)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	(39,300)	—	(39,300)	39,300	—

NET INCOME (LOSS)	$(47,808)	$—	$(47,808)	$44,763	$(3,045)

BASIC AND DILUTED LOSS PER SHARE FROM CONTINUING OPERATIONS	$(0.29)		$(0.33)		$(0.10)

BASIC EARNINGS PER SHARE FROM DISCONTINUED OPERATIONS	$0.00		$0.04		$0.00

DILUTED EARNINGS PER SHARE FROM DISCONTINUED OPERATIONS	$0.00		$0.04		$0.00

BASIC AND DILUTED LOSS PER SHARE FROM CHANGE IN ACCOUNTING PRINCIPLE	$(1.34)		$(1.34)		$0.00

BASIC EARNINGS (LOSS) PER SHARE	$(1.63)		$(1.63)		$(0.10)

DILUTED EARNINGS (LOSS) PER SHARE	$(1.63)		$(1.63)		$(0.10)

Basic Weighted-Average Shares Outstanding	29,254		29,254		29,254

Diluted Weighted-Average Shares Outstanding	29,254		31,149		31,149

See Discussion of Pro Forma Information in the Narrative Portion of this Press Release

MSC.SOFTWARE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in Thousands)

	June 30, 2003	December 31, 2002
	(Unaudited)

ASSETS

Cash and Investments	$49,787	$34,564
Trade Accounts Receivable, Net	78,765	97,636
Other Current Assets	47,008	37,177

Total Current Assets	175,560	169,377

Property and Equipment, Net	34,611	35,511
Capitalized Software Costs, Net	28,109	25,957
Goodwill and Other Intangible Assets, Net	244,847	264,788
Other Assets	22,287	11,641

Total Assets	$505,414	$507,274

LIABILITIES AND SHAREHOLDERS’ EQUITY

Accounts Payable	$27,421	$32,706
Current Portion of Long-Term Debt	—	13,750
Deferred Revenue	75,299	67,327
Restructuring Reserve	5,266	4,207
Other Current Liabilities	34,584	39,008

Total Current Liabilities	142,570	156,998

Deferred Income Taxes	27,010	29,243
Long-Term Debt, Less Current Portion	—	40,104
Notes Payable to Shareholders	4,647	24,470
Subordinated Convertible Debentures	100,000	—
Subordinated Notes Payable, Less Current Portion	6,925	6,817
Other Long-Term Liabilities	7,315	7,162

Total Liabilities	288,467	264,794

Total Shareholders’ Equity	216,947	242,480

Total Liabilities and Shareholders’ Equity	$505,414	$507,274